UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): January 25, 2007


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                        (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure  of  Directors  or  Principal  Officers;  Election  of
           Directors;   Appointment  of  Principal  Officers;  Compensatory
           Arrangements of Certain Officers

     On January 25, 2007, Barry W. Perry was elected to serve as a Class I Director on the Board of Directors of Ashland Inc. ("Ashland"). His term will expire in 2008. He will serve on the Board's Environmental, Health & Safety and Personnel & Compensation Committees. Mr. Perry will enter into Ashland's standard Director Indemnification Agreement.

     Also on January 25, 2007, Patrick F. Noonan retired from Ashland's Board of Directors as planned and previously disclosed.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      ASHLAND INC.
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                                                      (Registrant)


January 25, 2007                              /s/ David L. Hausrath
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                                             David L. Hausrath
                                             Senior Vice President and
                                             General Counsel


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